                                                               Exhibit 23.4

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration on Form S-3 of Interliant, Inc. dated August 10, 2000 of our report dated February 7, 2000, regarding the financial statements of Soft Link, Inc., appearing in Form 8-KA of Interliant, Inc. filed May 28, 2000.

                                          s/ Smith Schafer & Associates, LTD

Maplewood, Minnesota

August 7, 2000